Exhibit 99.1

INVESTOR MEETING

FEBRUARY 2017

Brian Krzanich

Chief Executive Officer

Disclosures

This presentation contains non-GAAP financial measures relating to our performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. The non-GAAP financial measures disclosed by Intel should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. Please refer to “Explanation of Non-GAAP Measures” in Intel’s quarterly earnings release for a detailed explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide investors with useful supplemental information.

Statements in this presentation that refer to Business Outlook, forecast, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,”

“goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Such statements are based on management’s expectations as of February 9, 2017 and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations are set in Intel’s earnings release dated January 26, 2017, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent reports on Forms 10-K and 10-Q. Copies of Intel’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC’s website at www.sec.gov.

Agenda

2016 Results

DATA: Driving Growth & Innovation

Intel’s Strategy

Agenda

2016 Results

DATA: DRIVING GROWTH & INNOVATION

INTEL’S STRATEGY

2016 Financial Results (non-gaap)

revenue    gross margin EPS

$59.5B    63.2% $2.72

The results above are presented on a non-GAAP basis. Refer to the Appendix for a reconciliation of these non-GAAP measures.

3 YEAR SHAREHOLDER RETURN %    INT C     S&P     DOW     Portfolio    3 Year1 Year (Graph) Intel    56%6% Dow 30    30%13%

S&P 100    32%10% 0     Years 3 YEAR SHAREHOLDER RETURN As of 12/30/2016 Source: Factset. TSR was calculated as of the stock price end of day 12/30/16 (INTC stock price was $36.60).

CCG BANNER YEAR IN CLIENT

DCG DATA CENTER GROUP

IOTG INTERNET OF THINGS GROUP

PSG PROGRAMMABLE SOLUTIONS GROUP

VSG Non-Volatile Memory Solutions Group

NTG

New Technology Group

2016: A Year of Transformation Executive leadership changes Restructuring and Reinvestment focusing our salesforce

Agenda 2016 RESULTS DATA: Driving Growth & Innovation INTEL’S STRATEGY

Data:

Driving Growth and Innovation

By 2020 internet userAvg.    1.5 GB of traffic / Day Autonomousvehicles    4 TB of data / Day CONNECTED AIRPLANE    5 TBof data / Day FactorySmart    1 PBof Data / Day video ProvidersCloud    750 pB of video / Day The Coming Flood of Data

We are a Data Company

Agenda 2016 RESULTS DATA: DRIVING GROWTH & INNOVATION Intel’s Strategy

Intel’s Data Strategy: Virtuous Cycle of Growth

A TRADITIONAL MARKET VIEW

Intel traditional market segment 2016 Si TAM ($B)


~$32B
~$13B
2016 Revenue $
0
TOTAL TAM
~$45B
PC CPU
(x86 compute)
SERVER CPU
(x86 compute)

intel INVESTOR MEETING FEBRUARY 2017 | 21

Source: 2016 Intel Revenue is based on Intel financials. 2016 Si TAM is based on amalgamation of analyst data and Intel analysis. PC and Server include CPU and Chipsets revenue.

A BROADER MARKET SEGMENT VIEW

2021 Si TAM ($B)


~$30B
~$65B
~$55B
~$40B
~$30B
2016 Revenue $
PC CPU
DATA CENTER
NON-VOLATILE MEMORY
MOBILE
IoT
TOTAL TAM
~$220B

intel INVESTOR MEETING FEBRUARY 2017 | 22

Source: 2016 Intel Revenue is based on Intel financials. 2021F Si TAM is based on amalgamation of analyst data and Intel analysis, based upon current expectations and available information and are subject to change without notice. PC CPU includes CPU and Chipsets. Data Center includes Server, Storage, & Network computing, Ethernet/OPA, Silicon Photonics and Memory. Non-Volatile Memory includes NAND and 3D XPoint™ technology. Mobile includes Phone and Tablet compute and Modems. IOT includes 32bit and above addressable compute.

A BROADER MARKET SEGMENT VIEW

2021 Si TAM ($B)



~$30B
~$65B
~$55B
~$40B
~$30B
2016 Revenue $
SEGMENTATION
NETWORKING
3D XPOINT™ TECHNOLOGY
Si PHOTONICS
INTEL® OMNI-PATH
INTEL® OPTANE™ TECHNOLOGY
3D NAND
PREMIUM MODEM
ADAS
INDUSTRIAL
VIDEO
RETAIL
TOTAL TAM
~$220B
PC CPU
DATA CENTER
NON-VOLATILE MEMORY
MOBILE
IoT

intel INVESTOR MEETING FEBRUARY 2017 | 23

Source: 2016 Intel Revenue is based on Intel financials. 2021F Si TAM is based on amalgamation of analyst data and Intel analysis, based upon current expectations and available information and are subject to change without notice. PC CPU includes CPU and Chipsets. Data Center includes Server, Storage, & Network computing, Ethernet/OPA, Silicon Photonics and Memory. Non-Volatile Memory includes NAND and 3D XPoint™ technology. Mobile includes Phone and Tablet compute and Modems. IOT includes 32bit and above addressable compute.

Investment Priorities

Cloud, ARTIFICIAL INTELLIGENCE & Network

memory, fpga & 5G

Data rich Things & Devices

INTEL’S STRATEGY:

Cloud, AI & Network

cloud AI Network

Intel’s Strategy:

Memory, FPGAs & 5G

Technology FPGA 5G

Intel’s Strategy:

Data-rich Things & Devices

EDGE devices Retail ADAS

Intel’s Strategy:

How We Win

Right Market, Right Timing Domain Expertise Partnerships & M&A

End Solutions Si and SW Leadership

Top Priorities    for 2017

Growth in Data    strong & healthy growthflawlessly execute in

Center & Adjacencies    Client business in IoT & devicesMemory & FPGAS

Dan McNamara
Programmable Solutions Group



Wendell Brooks
Intel Capital & Strategic Transactions Group



Diane Bryant
Data Center Group



Rob Crooke
Non-Volatile Memory Solutions Group



Doug Davis
Automated Driving Group



Ann Kelleher
Technology and Manufacturing Group



Sohail U. Ahmed
Technology and Manufacturing Group



Tom Lantzsch
Internet of Things Group



Richard Taylor
Human Resources



Leslie Culbertson
Human Resources



Mike Mayberry
Intel Labs



Chris Young
Intel Security Group



Brian Krzanich
Chief Executive Officer



Venkata Renduchintala
Client & Internet of Things Businesses & Systems Architecture Group



Doug Fisher
Software and Services Group



Steven Fund
Global Marketing & Communications



Aicha Evans
Communication and Devices Group



Bob Swan
Chief Financial Officer



Joshua Walden
New Technology Group



Amir Faintuch
Platform Engineering Group



Stacy Smith
Sales, Manufacturing and Operations



Navin Shenoy
Client Computing Group



Steve Rodgers
Law & Policy Group



Greg Pearson
Sales and Marketing Group



Paula Tolliver
Information Technology

intel INVESTOR MEETING FEBRUARY 2017 | 30

INVESTOR MEETING

FEBRUARY 2017

Appendix

Appendix: 2016 Non-GAAP Reconciliation Twelve Months Ended    Twelve Months Ended ($ in Millions, except per share amounts)    Dec 31, 2016 Dec 31, 2016 GAAP NET REVENUE    $59,387 GAAP NET INCOME$10,316 Deferred revenue write-down    99 Deferred revenue write-down, net of cost of sales64 NON-GAAP NET REVENUE    $59,486 Inventory valuation387 Amortization of acquisition-related intangibles1,231 GAAP GROSS MARGIN PERCENTAGE    60.90% Restructuring and other charges1,886 Deferred revenue write-down, net of cost of sales    —% Other acquisition-related charges100 Inventory valuation    0.70% Income tax effect(745) Amortization of acquisition-related intangibles    1.60% NON-GAAP NET INCOME$13,239 NON-GAAP GROSS MARGIN PERCENTAGE    63.20% GAAP DILUTED EARNINGS PER COMMON SHARE$2.12 GAAP OPERATING INCOME    $12,874 Deferred revenue write-down, net of cost of sales0.01 Deferred revenue write-down, net of cost of sales     Inventory valuation 64    0.08 Inventory valuation     Amortization of acquisition-related intangibles 387    0.25 Amortization of acquisition-related intangibles     Restructuring and other charges 1,231    0.39 Restructuring and other charges     Other acquisition-related charges 1,886    0.02 Other acquisition-related charges     Income tax effect 100    (0.15) NON-GAAP OPERATING INCOME    $16,542 NON-GAAP DILUTED EARNINGS PER COMMON SHARE$2.72